Exhibit 99.1

ERF Wireless, Inc.
National Investment Bankers Association Conference Presentation

Agenda
▪	Overview
▪	Management Team
▪	Wireless ISP
▪	Banking
▪	Oil & Gas

Safe Harbor
▪
This presentation includes statements that may constitute "forward-looking" statements, usually containing the words "believe," "estimate," "project," "expect" or similar expressions. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include the risks discussed in ERF Wireless, Inc.’s periodic filings with the Securities and Exchange Commission. By making these forward-looking statements, ERF Wireless, Inc. undertakes no obligation to update these statements for revisions or changes after the date of this release.

ERF Wireless Serving Rural America Overview
▪	Provide secure, high-speed / high-capacity wireless products, services and solutions with a primary focus on rural “underserved” markets.
▪	A wireless broadband plan that actually works
▪	Acquire the “Best of Breed” wireless broadband networks (WISP) in rural underserved oil and gas exploration and production regions of North America.
▪	Contract with regional banks in these rural areas to provide T1 replacement of their expensive wireline circuits with high capacity point-to-point wireless circuits.
▪
Enter into an exclusive agreement with the largest oil and gas service companies in the world to resell your wireless broadband to the oil and gas industry throughout all of North America and the Gulf of Mexico.

▪	Additional opportunities leveraging established network
▪	Healthcare enterprises
▪	Municipalities and governmental entities
▪	School districts
▪	Network design, construction, maintenance and monitoring.

Leadership
▪	Dr. H. Dean Cubley, Founder, Chairman & CEO
▪	40 years of telecommunications experience including from 1965 to 1984 with NASA Johnson Space Center
▪	Co-founded and help deploy two nationwide wireless networks.
•	Metrocast - national paging network in partnership with British Telecom
•	TI-IN – nationwide distance learning network in over 2,200 schools
▪	R. Greg Smith, Executive Vice President – ENS CEO
▪	28 years of executive management experience, including 14 years as CFO of publicly traded companies
▪	Led formation and public trading of ERF Wireless, Inc. in summer of 2004
▪	13 years healthcare informatics experience; including CFO of ADAC Healthcare Information Systems, Inc. – 1st Healthcare Company to achieve Malcolm Baldrige National Quality Award in 1996
▪	Richard R. Royall, CFO
▪	Seasoned CFO with 36 years of experience with public companies
▪	Partner, Royall & Fleschler, Certified Public Accountants since 1987, concentration in accounting and Securities and Exchange registrations and filings including implementation of SOX 404 compliance
▪	Former Partner, Laventhol & Horwath, international accounting firm, audit partner specializing in SEC auditing and compliance
▪	1996 to 2004 CFO of Eagle Broadband, Inc., a public company providing broadband service and products nationwide
▪	U.S. Army Officer 1968-1971
▪	John Nagel – CEO, Oil & Gas Division
▪	20+ years within Communication & Aerospace industry with diverse Engineering Management and Business Development experiences.
▪	7+ years leading research teams to develop high powered RF Amplifiers for telecommunications industry including $2.5 million research contract for Compaq Computer.
▪	Managed strategic alliances with McDonnell Douglas, IBM, & AMD,
Compaq, & Corning.

Wireless Broadband Services
▪	Own and operate high speed wireless networks serving commercial, residential and major oil & gas customers.
▪	More than 9,000 Wireless broadband customers with monthly rates from $50 to $3,500 per month.
▪	Acquired 13 ISP’s, intend to roll up additional 10 ISP’s over the next 15 months, principally in oil & gas areas.
▪	Latest Acquisition 12/31/08 – Centramedia, Texas Panhandle – 1,700 customers, additional 50 active drilling sites subject to Schlumberger agreement.
▪	Completed WiMAX testing from multiple vendors and starting to incorporate WiMAX in the networks in some locations.

Texas, New Mexico & Louisiana Coverage
▪	Map depicting the coverage area.

West Texas Coverage
▪	Map depicting coverage from Lubbock, Texas, to Hobbs, New Mexico

West Texas Coverage – New Expansion
▪	Map depicting expansion coverage.

ERF Activates 24x7 Command Center Support
▪	Photo of ERF Wireless Command Center

Regional Banking Wireless Broadband
▪	Ten year revenue streams from each bank for construction, Internet, and back haul services.
▪	Banking Network Services – design, construction, maintenance and monitoring of secure wireless T1 telephone replacement networks for the rural community banking industry.
▪	CryptoVue® is the enabling technology that allows wireless networks to be used to transmit private financial information.

The Market
▪	Map depicting community bank charter locations.
▪	8,500 community banks in U.S.
▪	Target > 2,500 community banks with 5-50 branches

Our Banking Pipeline
▪	57 Banking network opportunities in process.
▪	Aggregating 872 branches, initial design and construction contract value of $103 million.
▪	Recurring monitoring fees of $1.1 million per month.

Value of Typical Bank Contract
▪	Chart entitled “Typical 10-Branch Financial Institution 10-Year Revenue Stream for ERF Wireless.” This chart is available on the ERF Wireless website at http://www.erfwireless.com/bank_money.html .

ERF Wireless Has Top Security – The CryptoVue® System
▪	Proprietary CryptoVue System Developed by ERF Wireless
▪	Developed over 3 years with regulatory review
▪	In production across the South
and Midwest
▪	Hardware Crypto Keys
▪	CryptoVue Deploys Strong 3DES Encryption
Over IPSEC Tunnels

▪	Subjected to regulatory examinations,
vulnerability assessment tests and IT audits
▪	CryptoVue is a Router, Firewall and Packet Blocking Device
▪	CryptoVue Employs Triple Controls
▪	Passphrase authentication controlled by IT Department
▪	Secret Biometric Crypto Keys controlled by FI Security Officer
▪	24x7 remote monitoring, maintenance & support provided by ERF

Key Partnerships
▪	Motorola and ERF Wireless have entered into a Product Affiliation Agreement to market CryptoVue®
▪
ERF Wireless and the state of Louisiana have entered into a cooperative agreement where ERF Wireless has free use of all LSP communication towers in return for limited usage of the ERF Wireless Louisiana BankNet by the State of Louisiana

Wireless Broadband Oil & Gas Operations
▪
January 16 - Schlumberger signs exclusive reseller agreement with ERF Wireless for deployment of wireless broadband in all of North America and Gulf of Mexico to replace or supplement existing V-Sat services.

▪	Schlumberger guaranteed minimum revenues for up to 1077 mobile and static locations in the U.S., Canada, and the Gulf of Mexico at rates very competitive to V-Sat rates.
▪	Construction, management and design already underway for international wireless services for multinational companies.
▪	Joint ventures in negotiation stage with pipeline companies for broadband support in U.S., Mexico, South America and Africa.

Oil & Gas Operations
▪
Already Established wireless footprint to service remote mobile and fixed oil & gas locations in New Mexico, Texas and Louisiana.  Acquisitions of wireless networks in other areas of North America in progress.

▪	Provides 10 to 20 times more bandwidth compared to the satellite solution of 128Kb.
▪	ERF Wireless pricing is highly competitive vs. satellite bandwidth costs of $150 to $400/day for much less bandwidth.
▪	Proven mobile broadband technology with oil and gas industry plus fixed wireless solutions for major oil & gas companies.
▪	Certified staff to provide multiple services such as installation, tower construction and climbing teams, engineering services and redundant backbones. Experience counts in the oil field.

Schlumberger Exclusive Reseller Agreement
▪	ERF exclusive provider of wireless broadband to Schlumberger for the North American oil and gas markets including offshore.

▪	Schlumberger exclusively resells the ERF Wireless broadband products and services in North American oil and gas markets under a Schlumberger private branding.
▪	Schlumberger’s exclusivity subject to minimum yearly purchase commitments. Monthly cost of each wireless circuit based on guaranteed contract term length.
▪
Agreement assumes a minimum of 1,077 combined wireless circuits over the  36-month term will be established in North America from a combination of mobile broadband trailers (MBT) and modified mobile vehicles. The current cost per circuit of these wireless circuits using the existing satellite technology is many thousands of dollars per month.

▪	In addition to supplying the wireless circuit connectivity, ERF will provide the manpower and resources to modify approximately 750 Schlumberger mobile vehicles.
▪
67% guaranteed minimum market penetration of all active drilling locations in existing ERF Wireless coverage areas. 50% in all newly acquired wireless coverage regions needed to provide the services specific to Schlumberger defined regions.

▪	Three year initial term with two one year extensions

Digital Oil Field Nomadic Solution
▪	Photograph of ERF Wireless mobile bandwidth trailer system. This photograph may be found on the ERF Wireless web site at http://www.erfwireless.com/oil_gas.htm .

Current Oil and Gas Drilling in ERF Wireless Networks
▪	Map depicting the current oil and gas drilling sites in the ERF Wireless networks.
o	Dark green shaded area = ERF Wireless footprint.
o	Blue dots= current oil drilling locations
o	Red dots = current gas drilling locations

What It All Means to ERF Wireless Stockholders
▪	A Solid Business Model that has proven exponential exponential growth in revenue over the next three years.
▪	ERF Wireless already is the wireless broadband market leader in both the oil and gas and banking wireless broadband sectors and should continue to be so given its existing exclusive contracts.
▪	ERF Wireless is currently negotiating a major financing package to support its highly expanding business base on a worldwide basis.
▪	ERF Wireless is planning a national market listing as soon as its market cap grows to support the requirements.

Thank You for Your Time and Interest!
ERF Wireless, Inc.
2911 South Shore Blvd. Suite 100
League City, TX  77573
Phone: (281) 538-2101
Toll Free: (800) 538-9050
Fax: (281) 538-2121